Exhibit 10.1.9

AMENDMENT TO
STOCK OPTION AND RESTRICTED SHARE UNITS AGREEMENTS
WHEREAS, Cardinal Health, Inc., an Ohio corporation (the “Company”), and you (“Awardee”) entered into one or more Nonqualified Stock Option (“NQSO”) Agreements and Restricted Share Units (“RSU”) Agreements under the Cardinal Health, Inc. 2011 Long-Term Incentive Plan (the “2011 LTIP”) or the Cardinal Health, Inc. 2005 Long-Term Incentive Plan, as amended and restated from time to time (the “2005 LTIP”), or into one or more Directors’ Stock Option Agreements and Directors’ RSU Agreements under the Cardinal Health, Inc. 2007 Nonemployee Director Equity Incentive Plan, as amended (the “2007 Directors Plan”), or the Cardinal Health, Inc. Amended and Restated Outside Directors Equity Incentive Plan, as amended (the “ODEIP”); and
WHEREAS, in light of the changes to the Cardinal Health, Inc. Guidelines for Share Ownership applicable to directors and executive officers to implement an equity retention period predicated on meeting the applicable required ownership levels, the Company desires to amend outstanding NQSO and RSU Agreements under the 2011 LTIP and 2005 LTIP, and outstanding Directors’ Stock Option Agreements and Directors’ RSU Agreements under the 2007 Directors Plan and the ODEIP, in each case to remove the existing holding period provision in such agreements.
NOW, THEREFORE, in consideration of the mutual promises, covenants and obligations contained herein, the parties agree as follows:
1.The paragraph entitled “Holding Period Requirement” in each of the NQSO and RSU Agreements entered into with Section 16 officers under the 2011 LTIP and 2005 LTIP since August 15, 2006, and in each of the Directors’ Stock Option Agreements and Directors’ RSU Agreements entered into with non-employee directors under the 2007 Directors Plan and the ODEIP since November 8, 2006, is hereby deleted in its entirety.
2.    This Amendment shall be effective on August 6, 2013.
3.    Except as amended hereby, the respective agreements subject to this Amendment shall remain in full force and effect in accordance with their terms.

CARDINAL HEALTH, INC.
By:________________________________________
Its:________________________________________